EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the use in this Registration Statement of BBC Graphics of Palm Beach, Inc. on Form 10-SB of our report dated January 8, 2007.


                                                         /s/ Sherb & Co., LLP
Boca Raton, Florida
January 26, 2007